Quarterly Holdings Report
for
Fidelity® Equity Market Neutral Fund
October 31, 2024
EMN-NPRT3-1224
1.9911988.100
Common Stocks - 76.6%
	Shares	Value ($)
AUSTRALIA - 0.4%
Consumer Discretionary - 0.4%
Specialty Retail - 0.4%
Lovisa Holdings Ltd	2,531	49,180
BERMUDA - 1.7%
Financials - 1.7%
Insurance - 1.7%
RenaissanceRe Holdings Ltd	799	209,658
BRAZIL - 0.0%
Industrials - 0.0%
Ground Transportation - 0.0%
Localiza Rent a Car SA	59	428
CANADA - 2.7%
Consumer Discretionary - 0.9%
Automobile Components - 0.3%
Linamar Corp	990	40,507
Specialty Retail - 0.6%
Aritzia Inc Subordinate Voting Shares (a)	2,295	73,893
TOTAL CONSUMER DISCRETIONARY		114,400

Materials - 1.8%
Containers & Packaging - 1.8%
CCL Industries Inc Class B	3,602	210,116
TOTAL CANADA		324,516
CHINA - 4.7%
Consumer Discretionary - 2.5%
Automobile Components - 0.7%
Nexteer Automotive Group Ltd	230,000	83,937
Broadline Retail - 1.8%
PDD Holdings Inc Class A ADR (a)	1,745	210,430
TOTAL CONSUMER DISCRETIONARY		294,367

Health Care - 0.6%
Health Care Equipment & Supplies - 0.6%
Shenzhen Mindray Bio-Medical Electronics Co Ltd A Shares (China)	2,300	86,141
Utilities - 1.6%
Gas Utilities - 1.6%
ENN Energy Holdings Ltd	26,600	187,405
TOTAL CHINA		567,913
FINLAND - 1.4%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.6%
Elisa Oyj A Shares	1,444	68,734
Materials - 0.8%
Paper & Forest Products - 0.8%
Stora Enso Oyj R Shares	9,102	101,185
TOTAL FINLAND		169,919
FRANCE - 3.5%
Communication Services - 1.4%
Media - 1.4%
IPSOS SA	3,312	162,406
Industrials - 1.4%
Aerospace & Defense - 1.4%
Airbus SE	1,091	166,423
Materials - 0.7%
Chemicals - 0.7%
Air Liquide SA	485	86,961
TOTAL FRANCE		415,790
GERMANY - 1.4%
Industrials - 1.4%
Air Freight & Logistics - 1.4%
Deutsche Post AG	4,269	171,484
INDONESIA - 2.1%
Materials - 2.1%
Metals & Mining - 2.1%
Nickel Industries Ltd	420,709	248,551
ITALY - 1.1%
Consumer Discretionary - 0.4%
Household Durables - 0.4%
De' Longhi SpA	1,804	56,436
Industrials - 0.7%
Passenger Airlines - 0.7%
Ryanair Holdings PLC ADR	1,799	79,624
TOTAL ITALY		136,060
JAPAN - 6.5%
Consumer Discretionary - 1.2%
Automobile Components - 0.4%
Nifco Inc/Japan	2,300	53,432
Automobiles - 0.8%
Yamaha Motor Co Ltd	11,000	96,151
TOTAL CONSUMER DISCRETIONARY		149,583

Consumer Staples - 1.3%
Personal Care Products - 1.3%
Kose Corp	2,800	153,876
Industrials - 1.8%
Machinery - 1.8%
Miura Co Ltd	9,100	212,492
Information Technology - 1.1%
Electronic Equipment, Instruments & Components - 1.1%
Taiyo Yuden Co Ltd	7,600	132,922
Materials - 1.1%
Chemicals - 1.1%
Kuraray Co Ltd	9,400	127,384
TOTAL JAPAN		776,257
KOREA (SOUTH) - 1.2%
Financials - 1.2%
Insurance - 1.2%
Hyundai Marine & Fire Insurance Co Ltd	6,536	143,881
NETHERLANDS - 0.8%
Industrials - 0.8%
Electrical Equipment - 0.8%
TKH Group NV depository receipt	2,270	92,101
NORWAY - 1.1%
Financials - 1.1%
Insurance - 1.1%
Storebrand ASA A Shares	11,675	132,774
SPAIN - 2.4%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (b)(c)	2,388	87,537
Industrials - 1.7%
Machinery - 1.7%
Fluidra SA	7,489	201,373
TOTAL SPAIN		288,910
SWEDEN - 2.2%
Information Technology - 2.2%
Communications Equipment - 2.2%
Telefonaktiebolaget LM Ericsson B Shares	31,854	267,067
SWITZERLAND - 1.8%
Industrials - 1.8%
Machinery - 1.8%
Schindler Holding AG	737	214,558
TAIWAN - 3.7%
Communication Services - 1.6%
Wireless Telecommunication Services - 1.6%
Far EasTone Telecommunications Co Ltd	68,000	188,386
Information Technology - 2.1%
Semiconductors & Semiconductor Equipment - 2.1%
Taiwan Semiconductor Manufacturing Co Ltd	8,000	251,693
TOTAL TAIWAN		440,079
THAILAND - 2.1%
Communication Services - 0.8%
Diversified Telecommunication Services - 0.8%
True Corp PCL depository receipt (a)	267,600	97,378
Consumer Staples - 1.3%
Consumer Staples Distribution & Retail - 1.3%
CP ALL PCL	84,000	157,332
TOTAL THAILAND		254,710
UNITED STATES - 35.8%
Communication Services - 3.9%
Interactive Media & Services - 1.9%
Meta Platforms Inc Class A	412	233,843
Wireless Telecommunication Services - 2.0%
T-Mobile US Inc	1,073	239,451
TOTAL COMMUNICATION SERVICES		473,294

Consumer Discretionary - 4.5%
Hotels, Restaurants & Leisure - 2.3%
Expedia Group Inc Class A (a)	1,753	274,011
Specialty Retail - 1.0%
Valvoline Inc (a)	2,934	118,182
Textiles, Apparel & Luxury Goods - 1.2%
PVH Corp	1,511	148,773
TOTAL CONSUMER DISCRETIONARY		540,966

Consumer Staples - 2.4%
Beverages - 1.2%
Coca-Cola Co/The	2,207	144,139
Food Products - 1.2%
Darling Ingredients Inc (a)	3,552	138,919
TOTAL CONSUMER STAPLES		283,058

Energy - 1.1%
Energy Equipment & Services - 1.1%
Valaris Ltd (a)	2,598	131,459
Financials - 8.1%
Banks - 4.2%
JPMorgan Chase & Co	1,150	255,208
Wells Fargo & Co	3,595	233,387
		488,595
Capital Markets - 1.9%
Morgan Stanley	1,948	226,455
Financial Services - 2.0%
Apollo Global Management Inc	1,676	240,104
TOTAL FINANCIALS		955,154

Health Care - 6.5%
Biotechnology - 1.3%
CSL Ltd	836	156,963
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp (a)	1,064	89,397
Insulet Corp (a)	987	228,521
		317,918
Health Care Providers & Services - 0.8%
Guardant Health Inc (a)	4,200	91,896
Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co	3,740	208,580
TOTAL HEALTH CARE		775,357

Industrials - 4.5%
Air Freight & Logistics - 1.9%
FedEx Corp	823	225,379
Building Products - 1.9%
Fortune Brands Innovations Inc	2,729	227,408
Professional Services - 0.7%
TransUnion	907	91,878
TOTAL INDUSTRIALS		544,665

Information Technology - 2.8%
Semiconductors & Semiconductor Equipment - 1.2%
First Solar Inc (a)	736	143,137
Software - 1.6%
Autodesk Inc (a)	676	191,849
TOTAL INFORMATION TECHNOLOGY		334,986

Materials - 0.9%
Metals & Mining - 0.9%
Steel Dynamics Inc	851	111,055
Real Estate - 1.1%
Residential REITs - 1.1%
Sun Communities Inc	1,030	136,660
TOTAL UNITED STATES		4,286,654
TOTAL COMMON STOCKS (Cost $8,915,722)		9,190,490

Money Market Funds - 21.7%
	Yield (%)	Shares	Value ($)
Morgan Stanley Institutional Liquidity Prime Portfolio Institutional Class (d) (Cost $2,604,134)	0.00	2,604,134	2,604,916

TOTAL INVESTMENT IN SECURITIES - 98.3% (Cost $11,519,856)	11,795,406
NET OTHER ASSETS (LIABILITIES) - 1.7%	203,466
NET ASSETS - 100.0%	11,998,872

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

AUD	7,297	USD	4,799	JPMorgan Chase Bank, N.A.	11/01/24	4
AUD	153	USD	100	Goldman Sachs Intl.	11/01/24	0
CNY	123,000	USD	17,275	HSBC BANK PLC	11/22/24	29
EUR	63,000	USD	68,482	GOLDMAN SACHS INTL LONDON (S)	11/22/24	96
GBP	2,000	USD	2,596	UBS AG LONDON BRANCH	11/22/24	(17)
GBP	8,000	USD	10,420	JPMORGAN CHASE BANK, N.A.	11/22/24	(104)
GBP	1,000	USD	1,298	JPMORGAN CHASE BANK, N.A.	11/22/24	(9)
GBP	10,000	USD	12,924	UBS AG LONDON BRANCH	11/22/24	(30)
GBP	21,000	USD	27,325	HSBC BANK PLC	11/22/24	(247)
HKD	184,936	USD	23,796	UBS AG	11/01/24	(7)
JPY	6,071,000	USD	39,926	JPMORGAN CHASE BANK, N.A.	11/22/24	123
NOK	82,000	USD	7,462	JPMORGAN CHASE BANK, N.A.	11/22/24	(7)
TWD	90,000	USD	2,808	JPMORGAN CHASE BANK, N.A.	11/22/24	15
USD	478,159	AUD	712,000	GOLDMAN SACHS INTL LONDON (S)	11/22/24	9,502
USD	771	AUD	1,173	USB AG	11/01/24	(1)
USD	25,094	AUD	38,000	HSBC BANK PLC	11/22/24	81
USD	330,887	CAD	456,000	UBS AG LONDON BRANCH	11/22/24	3,197
USD	225,829	CHF	195,000	UBS AG LONDON BRANCH	11/22/24	(424)
USD	299,882	CNY	2,130,000	GOLDMAN SACHS INTL LONDON (S)	11/22/24	235
USD	16,694	CNY	119,000	HSBC BANK PLC	11/22/24	(47)
USD	1,406,601	EUR	1,295,000	UBS AG LONDON BRANCH	11/22/24	(3,068)
USD	2,225	EUR	2,047	HSBC Bank	11/01/24	(2)
USD	2,484	GBP	1,914	UBS AG	11/01/24	16
USD	16,833	GBP	13,000	UBS AG LONDON BRANCH	11/22/24	71
USD	10,437	GBP	8,000	JPMORGAN CHASE BANK, N.A.	11/22/24	122
USD	14,288	GBP	11,000	JPMORGAN CHASE BANK, N.A.	11/22/24	105
USD	23,299	HKD	181,000	UBS AG LONDON BRANCH	11/22/24	8
USD	262,916	HKD	2,042,000	UBS AG LONDON BRANCH	11/22/24	146
USD	923	HKD	7,174	HSBC Bank	11/01/24	0
USD	14,780	JPY	2,267,964	HSBC Bank	11/01/24	(146)
USD	824,918	JPY	123,142,000	JPMORGAN CHASE BANK, N.A.	11/22/24	12,575
USD	147,929	KRW	202,616,000	UBS AG LONDON BRANCH	11/22/24	522
USD	144,140	NOK	1,567,000	GOLDMAN SACHS INTL LONDON (S)	11/22/24	1,672
USD	9,003	NOK	99,000	HSBC BANK PLC	11/22/24	2
USD	290,963	SEK	3,056,000	UBS AG LONDON BRANCH	11/22/24	3,881
USD	264,497	THB	8,761,000	HSBC BANK PLC	11/22/24	4,763
USD	37,981	TWD	1,214,000	UBS AG LONDON BRANCH	11/22/24	(97)
USD	15,210	TWD	486,000	GOLDMAN SACHS INTL LONDON (S)	11/22/24	(34)
USD	5,396	TWD	173,000	GOLDMAN SACHS INTL LONDON (S)	11/22/24	(30)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						32,895
Unrealized Appreciation						37,165
Unrealized Depreciation						(4,270)

Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation (Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark plus or minus a specified spread ranging from (.25)% to .22% on short/long CFDs, respectively.	Monthly	UBS AG London	Jun to July 2027	1,698,935	1,997	3,743	5,740
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
TOKIO MARINE HOLDINGS INC	2,400	86,439	(687)	(0.34)	JPY	TONAR	Common Stock	Insurance
ADVANCE AUTO PARTS INC	(1,448)	(51,679)	1,520	0.76	USD	SOFR-1D	Common Stock	Specialty Retail
AENA SME SA	(777)	(171,572)	686	0.34	EUR	ESTR-1D	Common Stock	Transportation Infrastructure
AMERICAN WATER WRKS COMPANY	(1,077)	(148,744)	(485)	(0.24)	USD	SOFR-1D	Common Stock	Water Utilities
CHUNGHWA TELECOM CO LTD	(54,000)	(205,648)	(362)	(0.18)	USD	SOFR-1D	Common Stock	Diversified Telecommunication Services
HALOZYME THERAPEUTICS INC	(2,869)	(145,085)	(3,787)	(1.90)	USD	SOFR-1D	Common Stock	Biotechnology
HOWMET AEROSPACE INC	(2,464)	(245,710)	4,115	2.06	USD	SOFR-1D	Common Stock	Aerospace & Defense
PROCORE TECHNOLOGIES INC	(2,799)	(183,754)	(7,977)	(3.99)	USD	SOFR-1D	Common Stock	Software
RTX CORP	(1,609)	(194,673)	6,710	3.36	USD	SOFR-1D	Common Stock	Aerospace & Defense
TAKE-TWO INTERACTV SOFTWR INC	(1,160)	(187,595)	81	0.04	USD	SOFR-1D	Common Stock	Entertainment
VERBUND AG	(954)	(78,036)	2,183	1.09	EUR	ESTR-1D	Common Stock	Electric Utilities
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark plus or minus a specified spread ranging from (1.92)% to .31% on short/long CFDs, respectively.	Monthly	Goldman Sachs International Ltd.	Mar 2039 to Dec 2039	5,882,302	81,052	(11,772)	69,280
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
DEXCOM INC	1,649	116,222	(2,177)	(0.03)	USD	USD-SOFR	Common Stock	Health Care Equipment & Supplies
EDP RENOVAVEIS SA	(2,424)	(32,642)	632	0.01	EUR	EUR-EuroSTR	Common Stock	Independent Power and Renewable Electricity Producers
ANTOFAGASTA PLC	(2,885)	(64,432)	3,096	0.04	GBP	GBP-SONIA	Common Stock	Metals & Mining
AT&T INC	(9,437)	(212,710)	(4,907)	(0.06)	USD	USD-SOFR	Common Stock	Diversified Telecommunication Services
BANK OF QUEENSLAND LTD	(41,299)	(176,649)	1,100	0.01	AUD	AUD-BBR-BBSW	Common Stock	Banks
CARGOTEC CORP B	(2,205)	(133,308)	3,402	0.04	EUR	EUR-EuroSTR	Common Stock	Machinery
CARLYLE GROUP INC (THE)	(3,595)	(179,858)	3,811	0.05	USD	USD-SOFR	Common Stock	Capital Markets
CK INFRASTRUCTURE HOLDINGS LTD	(16,000)	(113,222)	(25)	(0.00)	HKD	HKD-HIBOR-HKAB	Common Stock	Electric Utilities
CME GROUP INC CL A	(762)	(171,724)	1,448	0.02	USD	USD-SOFR	Common Stock	Capital Markets
CRH PLC	(2,691)	(256,565)	(6,281)	(0.08)	GBP	GBP-SONIA	Common Stock	Construction Materials
DAYFORCE INC	(1,411)	(100,110)	(1,228)	(0.02)	USD	USD-SOFR	Common Stock	Professional Services
DECKERS OUTDOOR CORP	(1,291)	(207,709)	11,141	0.14	USD	USD-SOFR	Common Stock	Textiles, Apparel & Luxury Goods
DELIVERY HERO SE	(5,845)	(248,133)	16,339	0.20	EUR	EUR-EuroSTR	Common Stock	Hotels, Restaurants & Leisure
DRIVEN BRANDS HOLDINGS INC	(4,852)	(72,052)	(3,202)	(0.04)	USD	USD-SOFR	Common Stock	Commercial Services & Supplies
E.ON SE	(14,641)	(197,718)	5,090	0.06	EUR	EUR-EuroSTR	Common Stock	Multi-Utilities
FIFTH THIRD BANCORP	(3,894)	(170,090)	1,558	0.02	USD	USD-SOFR	Common Stock	Banks
FORD MOTOR CO	(7,686)	(79,089)	1,383	0.02	USD	USD-SOFR	Common Stock	Automobiles
HUHTAMAKI OYJ	(1,672)	(65,547)	509	0.01	EUR	EUR-EuroSTR	Common Stock	Containers & Packaging
INCYTE CORP	(2,607)	(193,231)	(495)	(0.01)	USD	USD-SOFR	Common Stock	Biotechnology
INTL BUS MACH CORP	(500)	(103,360)	(910)	(0.01)	USD	USD-SOFR	Common Stock	IT Services
LULULEMON ATHLETICA INC	(318)	(94,732)	1,892	0.02	USD	USD-SOFR	Common Stock	Textiles, Apparel & Luxury Goods
MARKETAXESS HLDGS INC	(634)	(183,492)	2,656	0.03	USD	USD-SOFR	Common Stock	Capital Markets
MEDTRONIC PLC	(2,849)	(254,273)	3,561	0.04	USD	USD-SOFR	Common Stock	Health Care Equipment & Supplies
MINERAL RESOURCES LTD	(489)	(12,566)	(659)	(0.01)	AUD	AUD-BBR-BBSW	Common Stock	Metals & Mining
NEC CORP	(2,600)	(221,235)	10,662	0.13	JPY	JPY-BOJ-TONAT	Common Stock	IT Services
NIO INC ADR	(15,057)	(76,791)	3,764	0.05	USD	USD-SOFR	Common Stock	Automobiles
PEARSON PLC	(18,673)	(274,200)	(5,039)	(0.06)	GBP	GBP-SONIA	Common Stock	Diversified Consumer Services
PERFORMANCE FOOD GROUP CO	(2,086)	(169,488)	83	0.00	USD	USD-SOFR	Common Stock	Consumer Staples Distribution & Retail
PERNOD-RICARD	(699)	(86,869)	6,646	0.08	EUR	EUR-EuroSTR	Common Stock	Beverages
PRICE (T ROWE)GROUP INC	(518)	(56,907)	1,010	0.01	USD	AUD-BBR-BBSW	Common Stock	Capital Markets
SANDFIRE RESOURCES LTD	(1,699)	(11,498)	130	0.00	AUD	AUD-BBR-BBSW	Common Stock	Metals & Mining
SERVICE STREAM LTD	(15,581)	(15,445)	244	0.00	AUD	HKD-HIBOR-HKAB	Common Stock	Construction & Engineering
SITC INTL HOLDINGS CO LTD	(68,000)	(192,189)	9,869	0.12	HKD	JPY-BOJ-TONAT	Common Stock	Marine Transportation
SOCIONEXT INC	(9,400)	(175,001)	1,860	0.02	JPY	AUD-BBR-BBSW	Common Stock	Semiconductors & Semiconductor Equipment
SONIC HEALTHCARE LTD	(1,409)	(24,827)	635	0.01	AUD	USD-SOFR	Common Stock	Health Care Providers & Services
STARBUCKS CORP	(2,384)	(232,917)	(906)	(0.01)	USD	USD-SOFR	Common Stock	Hotels, Restaurants & Leisure
TEXAS INSTRUMENTS INC	(939)	(190,767)	4,479	0.06	USD	USD-SOFR	Common Stock	Semiconductors & Semiconductor Equipment
TOYODA GOSEI CO	(8,600)	(146,117)	830	0.01	JPY	JPY-BOJ-TONAT	Common Stock	Automobile Components
TREX CO INC	(1,658)	(117,469)	(481)	(0.01)	USD	USD-SOFR	Common Stock	Building Products
VALEO SA	(6,236)	(60,343)	1,436	0.02	EUR	EUR-EuroSTR	Common Stock	Automobile Components
VOLKSWAG PFD PERP	(1,790)	(173,742)	(606)	(0.01)	EUR	EUR-EuroSTR	Preferred Stock	Automobiles
WATCHES OF SWITZERLAND GROUP LTD	(11,935)	(62,636)	6,200	0.08	GBP	GBP-SONIA	Common Stock	Specialty Retail
WESTPAC BANKING CORP	(883)	(18,545)	190	0.00	AUD	AUD-BBR-BBSW	Common Stock	Banks
YUM BRANDS INC	(1,036)	(135,882)	2,310	0.03	USD	USD-SOFR	Common Stock	Hotels, Restaurants & Leisure
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark plus or minus a specified spread ranging from .05% to 1.75% on short/long CFDs, respectively.	Monthly	HSBC Bank PLC	Oct 2025	630,025	30,298	(1,365)	28,933
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
DESCARTES SYS GROUP INC	(773)	(80,338)	1,917	0.06	USD	SOFR-1D	Common Stock	Software
EDP RENOVAVEIS SA	(9,018)	(121,440)	15,737	0.52	EUR	EUR-EuroSTR	Common Stock	Independent Power and Renewable Electricity Producers
OCCIDENTAL PETROLEUM CORP	(3,050)	(152,836)	4,728	0.16	USD	SOFR-1D	Common Stock	Oil, Gas & Consumable Fuels
VOLVO CAR AB	(40,963)	(88,139)	2,708	0.09	SEK	STIBO-1M	Common Stock	Automobiles
WEIR GROUP PLC	(6,949)	(187,272)	5,209	0.17	GBP	GBP-SONIA	Common Stock	Machinery
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark plus or minus a specified spread ranging from (2.43)% to .25% on short/long CFDs, respectively.	Monthly	JP Morgan Securities PLC	Jul 2029 to Nov 2029	4,237,509	40,790	1,110	41,900
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
AUCTION TECHNOLOGY GROUP PLC	8,007	46,512	(136)	(0.00)	GBP	SONIA	Common Stock	Diversified Consumer Services
HARMONIC DRIVE SYSTEMS INC	5,300	96,315	(12,874)	(0.32)	JPY	TONAR	Common Stock	Machinery
NATIONAL GRID PLC	5,505	69,122	(1,634)	(0.04)	GBP	SONIA	Common Stock	Multi-Utilities
RESORTTRUST INC	12,000	218,043	(4,204)	(0.10)	JPY	TONAR	Common Stock	Hotels, Restaurants & Leisure
SERCO GROUP PLC	53,512	120,821	(2,195)	(0.05)	GBP	SONIA	Common Stock	Commercial Services & Supplies
SHIN-ETSU CHEMICAL CO LTD	2,800	102,603	(11,600)	(0.28)	JPY	TONAR	Common Stock	Chemicals
SIMPLEX HOLDINGS INC	8,700	141,090	6,401	0.16	JPY	TONAR	Common Stock	IT Services
SSE PLC	9,730	220,941	(8,645)	(0.21)	GBP	SONIA	Common Stock	Electric Utilities
UNILEVER PLC ORD	2,951	180,017	(2,859)	(0.07)	GBP	SONIA	Common Stock	Personal Care Products
ABB LTD	(4,358)	(242,179)	9,231	0.23	CHF	SARON-1D	Common Stock	Electrical Equipment
BANCO BPM SPA	(28,325)	(190,902)	6,043	0.15	EUR	ESTR-1D	Common Stock	Banks
CAE INC	(4,016)	(70,666)	2,436	0.06	CAD	CORRA	Common Stock	Aerospace & Defense
CANADIAN TIRE LTD A PHYS DELIVERY	(672)	(71,512)	5,208	0.13	CAD	CORRA	Common Stock	Broadline Retail
CHUGAI PHARMACEUTICAL CO LTD	(3,600)	(171,293)	(6,632)	(0.16)	JPY	TONAR	Common Stock	Pharmaceuticals
CHUNGHWA TELECOM CO LTD	(9,000)	(34,275)	(30)	(0.00)	USD	SOFR-1D	Common Stock	Diversified Telecommunication Services
CK INFRASTRUCTURE HOLDINGS LTD	(3,000)	(21,229)	(874)	(0.02)	HKD	HIBOR-1M	Common Stock	Electric Utilities
CLARIANT AG (REG)	(10,875)	(150,994)	8,153	0.20	CHF	SARON-1D	Common Stock	Chemicals
FLOOR & DECOR HOLDINGS INC	(1,118)	(115,210)	9,805	0.24	USD	SOFR-1D	Common Stock	Specialty Retail
GEBERIT AG (REG)	(208)	(130,260)	(4,441)	(0.11)	CHF	SARON-1D	Common Stock	Building Products
GFL ENVIRONMENTAL INC	(2,066)	(86,433)	(3,847)	(0.09)	CAD	CORRA	Common Stock	Commercial Services & Supplies
KOBAYASHI PHARMAC CO LTD	(2,200)	(81,946)	858	0.02	JPY	TONAR	Common Stock	Personal Care Products
MINERAL RESOURCES LTD	(3,195)	(82,103)	25,468	0.62	AUD	BBSW-1M	Common Stock	Metals & Mining
NISSAN MOTOR CO LTD ORD	(28,400)	(75,659)	(891)	(0.02)	JPY	TONAR	Common Stock	Automobiles
OTSUKA HOLDINGS CO LTD	(3,100)	(187,273)	(7,184)	(0.18)	JPY	TONAR	Common Stock	Pharmaceuticals
POWERCHIP SEMICONDUCTOR MANUFACTURING CORP	(263,000)	(145,690)	18,922	0.46	USD	SOFR-1D	Common Stock	Semiconductors & Semiconductor Equipment
SANDFIRE RESOURCES LTD	(13,218)	(89,456)	4,771	0.12	AUD	BBSW-1M	Common Stock	Metals & Mining
SERVICE STREAM LTD	(81,990)	(81,272)	1,268	0.03	AUD	BBSW-1M	Common Stock	Construction & Engineering
SITC INTL HOLDINGS CO LTD	(11,000)	(31,089)	(2,368)	(0.06)	HKD	HIBOR-1M	Common Stock	Marine Transportation
SOLVENTUM CORP	(2,258)	(163,886)	(10,026)	(0.25)	USD	SOFR-1D	Common Stock	Health Care Equipment & Supplies
SONIC HEALTHCARE LTD	(8,075)	(142,284)	2,144	0.05	AUD	BBSW-1M	Common Stock	Health Care Providers & Services
SUN LIFE FINANCIAL INC	(3,982)	(220,785)	4,469	0.11	CAD	CORRA	Common Stock	Insurance
TOYODA GOSEI CO	(1,600)	(27,184)	(717)	(0.02)	JPY	TONAR	Common Stock	Automobile Components
WEIBO CORP SPON ADR	(14,776)	(133,723)	16,845	0.41	USD	SOFR-1D	Common Stock	Interactive Media & Services
WESTPAC BANKING CORP	(5,247)	(110,196)	(3,703)	(0.09)	AUD	BBSW-1M	Common Stock	Banks
ZURICH INSURANCE GROUP AG	(313)	(184,546)	3,628	0.09	CHF	SARON-1D	Common Stock	Insurance
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark plus or minus a specified spread ranging from (.20)% to .20% on short/long CFDs, respectively.	Monthly	Morgan Stanley & Co. International PLC	Jun 2026	2,741,896	87,490	11,760	99,250
Description	Shares	Notional Value ($)	Unrealized Appreciation/(Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
AGNICO EAGLE MINES LTD	2,244	193,635	16,763	0.19	USD	SOFR-1D	Common Stock	Metals & Mining
CONTINENTAL AG	2,177	135,867	5,571	0.06	EUR	ESTR-1D	Common Stock	Automobile Components
FORVIA	6,508	61,418	(1,004)	(0.01)	EUR	ESTR-1D	Common Stock	Automobile Components
NN GROUP NV	3,923	192,837	6,925	0.08	EUR	ESTR-1D	Common Stock	Insurance
ROCHE HOLDINGS AG (GENUSSCHEINE)	614	190,281	4,565	0.05	CHF	SARON-1D	Common Stock	Pharmaceuticals
SIEMENS ENERGY AG	6,845	279,435	24,692	0.28	EUR	STIBO-1M	Common Stock	Electrical Equipment
SIKA AG	325	90,513	(9,942)	(0.11)	CHF	ESTR-1D	Common Stock	Chemicals
SOPRA STERIA GROUP	486	92,936	(6,279)	(0.07)	EUR	SARON-1D	Preferred Stock	IT Services
SWISS RE LTD	1,216	155,811	(4,682)	(0.05)	CHF	SARON-1D	Common Stock	Insurance
TELE2 AB B SHS	15,629	163,778	(3,649)	(0.04)	SEK	STIBO-1M	Common Stock	Wireless Telecommunication Services
CASEY GENERAL STORES	(342)	(134,755)	(8,013)	(0.09)	USD	SOFR-1D	Common Stock	Consumer Staples Distribution & Retail
DR ING HC F PORSCHE AG PFD	(1,413)	(99,419)	7,089	0.08	EUR	ESTR-1D	Preferred Stock	Automobiles
EQUINOR ASA	(7,899)	(187,698)	15,447	0.18	NOK	NIBOR-1M	Common Stock	Oil, Gas & Consumable Fuels
HEXAGON AB SER B	(22,189)	(207,448)	15,580	0.18	SEK	STIBO-1M	Common Stock	Electronic Equipment, Instruments & Components
SANDVIK AB	(3,400)	(66,695)	3,990	0.05	SEK	STIBO-1M	Common Stock	Machinery
SVENSKA CELLULOSA AB CL B	(9,072)	(119,929)	7,612	0.09	SEK	ESTR-1D	Common Stock	Paper & Forest Products
UNIVERSAL MUSIC GROUP NV	(5,385)	(135,520)	2,435	0.03	EUR	ESTR-1D	Common Stock	Entertainment
VERBUND AG	(182)	(14,887)	(266)	(0.00)	EUR	ESTR-1D	Common Stock	Electric Utilities
VERIZON COMMUNICATIONS INC	(5,199)	(219,034)	10,658	0.12	USD	SOFR-1D	Common Stock	Diversified Telecommunication Services
Benchmark Abbreviations & Rates
Benchmark		Benchmark Rate
BBSW-1M	Bank Bill Swap Rate	4.31%
CORRA	Canadian Overnight Repo Rate Average	3.84%
ESTR-1D	Euro Short-Term Rate	3.16%
HIBOR-1M	Hong Kong Inter-Bank Offered Rate	4.24%
NIBOR-1M	Norwegian Interbank Offered Rate	4.64%
SARON-1D	Swiss Average Rate Overnight	0.95%
SOFR-1D	Secured Overnight Financing Rate	4.90%
SONIA	Sterling Overnight Average	4.95%
STIBO-1M	Stockholm Interbank Offered Rate	3.10%
TONAR	Tokyo Overnight Average Rate	0.23%
Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CNY	-	Chinese (Peoples Rep) Yuan
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
KRW	-	Korean Won
NOK	-	Norwegian Krona
SEK	-	Swedish Krona
THB	-	Thailand Baht
TWD	-	Taiwan Dollar
USD	-	United States Dollar

Legend

(a)	Non-income producing
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $87,537 or 0.7% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $87,537 or 0.7% of net assets.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	-	10,000,000	10,000,000	2,979	-	-	-	0.0%
Total	-	10,000,000	10,000,000	2,979	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its market exposure.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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